Exhibit 10.2

FIRST AMENDMENT TO

CONCRETE PUMPING HOLDINGS, INC.

2015 EQUITY INCENTIVE PLAN

THIS FIRST AMENDMENT (this “First Amendment”) to the Concrete Pumping Holdings, Inc. 2015 Equity Incentive Plan, is made and adopted by the Board of Directors (the “Board”) of Concrete Pumping Holdings, Inc., a Delaware corporation (the “Company”), effective as of December 14, 2015 (the “Effective Date”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Concrete Pumping Holdings, Inc. 2015 Equity Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 10(d) of the Plan, the Board has the authority to amend the Plan to increase the initial maximum aggregate number of shares of Common Stock available for issuance thereunder (the “Share Limit”), subject to approval of the Company’s stockholders within twelve (12) months thereof; and

WHEREAS, the Board believes it is in the best interests of the Company and its stockholders to amend the Plan to increase the Share Limit by an additional 178,120 shares of Common Stock as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date, subject to approval of this First Amendment by the Company’s stockholders:

AMENDMENT

1.	The first sentence of Section 3(a) of the Plan is hereby deleted and replaced in its entirety with the following:

“Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 1,622,1201 shares of Common Stock.”

2.	This First Amendment shall be and is hereby incorporated into and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

[Signature page follows]

1 This number should equal 1,444,000 plus the additional number of shares reserved pursuant to this Amendment.

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I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of Concrete Pumping Holdings, Inc. on 12/14, 2015.

Executed on this 14 day of December, 2015.

By:		/s/ M. Brent Stevens
Name:
Title:

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I hereby certify that the foregoing First Amendment was approved by the stockholders of Concrete Pumping Holdings, Inc. on 12/14, 2015.

Executed on this 14 day of December, 2015.

By:		/s/ M. Brent Stevens
Name:
Title: